UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
 (Exact name of registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
 (Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
 (Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2017

Date of reporting period:  June 30, 2017

Item 1. Reports to Stockholders.

Monetta
Mutual Funds

# Semi-Annual Report

*June 30, 2017*

**Monetta Mutual Funds (No-Load)**

**Monetta Trust:**

- Monetta Fund
- Monetta Young Investor Fund

1-800-MONETTA www.monetta.com

This Page Is Intentionally Left Blank

TABLE OF CONTENTS

Letter to Shareholders	4

Performance Highlights
Monetta Fund	6
Monetta Young Investor Fund	7

Disclosure of Fund Expenses	8

Schedules of Investments
Monetta Fund	9
Monetta Young Investor Fund	11

Financial Statements
Statements of Assets & Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18

Notice to Shareholders	23

Dear Fellow Shareholders:	August 07, 2017

The stock market is in its eighth year of a bull market, and in the first half of 2017 it climbed the proverbial wall of worry. The market, as measured by the S&P 500® Index, rose 3.09% in the second quarter, propelling first half performance to 9.34%.
The rally was initially sparked by expectations that the Trump administration would deliver sweeping policy changes that would reduce corporate taxes, allow companies to repatriate funds, reduce regulatory requirements, and repeal and replace the Affordable Care Act. As prospects for these initiatives changed during the first half, market volatility increased, reflecting investors' concerns over the sustainability of economic growth. Stocks were also supported by the sense that other global economics were improving.

Since year-end, stock valuations were supported by better-than-expected corporate growth, a low interest rate environment, and improving consumer confidence. However, not all stocks and sectors increased during the first half as investors rotated out of defensive to growth stock sectors. The best performing sectors included technology, healthcare, and consumer discretionary. Worst performing sectors were energy and telecom. Financial stocks rallied in June as the nation's largest banks passed their stress tests, resulting in these companies increasing dividend payouts and initiating large stock buy-back programs.

Second Half Outlook

Overall, we believe conditions look positive for the economy Over the near term, Wall Street will be focused on whether for the rest of 2017 and into 2018. Valuation levels are well or not corporate earnings can continue to rise at a healthy below the past “bubble” highs for the S&P 500® Index, and rate in spite of what’s going on in Washington.

In terms of valuation, many investors are raising concerns about whether some stocks and/or sectors are overpriced. Currently, the market forward P/E of 18.6x appears high compared to the historical 20-year average forward P/E of 17.0x. However, historically the market P/E has traded above its average many times and sometimes for many years. This may be the case now as investors expect an improving economic environment which could accelerate earnings growth.

We believe we are currently in such a period, suggesting that valuations are not extended but rather reflect the possibility of the administration’s pro-growth fiscal proposal passing Congress. In addition, we believe we are in the early stages of a Fed interest rate increase cycle and as long as Fed rate increases remain gradual it does not appear to be a headwind for stocks.

A key negative market variable is the uncertainty in the political environment and its potential impact on economic growth. The best early warning signals to watch for include a higher unemployment rate, rising interest rates, and a lowering of corporate growth expectations. Geo-political risk is always a wild-card that could easily result in a short-term market correction.

Overall, we believe conditions look positive for the economy for the rest of 2017 and into 2018. Valuation levels are well below the past “bubble” highs for the S&P 500® Index, and specifically the tech sector. Therefore, we expect the bull market for stocks to remain intact, primarily supported by strong corporate earnings growth.
Following is detailed information summarizing both of the Fund’s performance, major security holdings, and investment strategy.
We thank you for being a valued shareholder and providing us with the opportunity to help achieve your long-term investment goals.
Respectfully,

 Robert S. Bacarella
President, Founder and Portfolio Manager

Past performance is not a guarantee of future results.

Principal Risks:
Mutual fund investing involves risk. Principal loss is possible. The Funds may make short-term investments, without limitation, for defensive purposes, which may provide lower returns than other types of investments. The portion of the Monetta Young Investor Fund that invests in underlying ETFs that track the S&P 500® Index (the “Index”) will be subject to certain risks which are unique to tracking the Index. By investing in ETFs, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. The Monetta Young Investor Fund will invest approximately 50% of its assets in funds that track the Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies, and your cost of investing will generally be higher than the cost of investing directly in the shares of the mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility than larger companies.
While the Funds are no-load, management and other expenses still apply.
Monetta Financial Services, Inc. (“MFSI” or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.
Diversification does not assure a profit, nor does it protect against a loss in a declining market.
The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.
Earnings growth is not a measure of the Funds’ future performance.
P/E Ratio: The Price-Earnings Ratio is a valuation ratio of a company’s current share price compared to its per-share earnings. Calculated as Maket Value per Share divided by Earnings per Share.
The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contains this and other important information about the investment company, and may be obtained by calling 1-866-964-4683, or visiting www.monetta.com. Read it carefully before investing.
Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.
Distributor: Quasar Distributors, LLC.

Monetta Fund (Unaudited)		Period ended June 30, 2017
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$188.7 billion	$54.40 million

PERFORMANCE AS OF 6/30/2017:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	20.28%	7.59%	13.12%	6.04%
S&P 500® Index	17.90%	9.61%	14.63%	7.18%
Total Annual Operating Expenses *	1.46%

* Source Prospectus dated April 30, 2017. Expense Ratio of 1.46% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund's current Expense Ratio, please refer to page 16 of this Semi-Annual report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.
The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500® Index, for the 10-year period ending June 30, 2017, with dividend and capital gains reinvested.
Portfolio Weightings(a):
Technology	26.5%
Retail	20.1%
Consumer Cyclical	13.0%
Financial	12.4%
Healthcare	7.2%
Transportation	6.0%
Energy	2.5%
Capital Equipment	2.2%
Basic Material	2.0%
Consumer Staple	1.7%
Other(b)	6.4%

Top 5 Equity Holdings:

% of Net Assets
Amazon.com, Inc.	6.2%
Apple, Inc.	5.0%
Alphabet, Inc. - CL C	4.2%
Facebook, Inc. - CL A	4.2%
Southwest Airlines Co.	4.0%
Total Top 5 Equity Holdings	23.6%

(a) Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b) Includes cash and Money Market Funds.
Commentary
The Monetta Fund rose 8.15% for the six-month period ending June 30, 2017. This compares to the 9.34% return of its benchmark index, the S&P 500® Index. The Fund’s variance to its benchmark was primarily due to its energy sector holdings, specifically Anadarko Petroleum Corp. and Devon Energy, both of which have been sold. The energy sector was the worst performing sector in the first half as oil prices declined due to excess inventory levels and doubts about the demand outlook.
Specific holdings that enhanced Fund performance included Alibaba Group Holding Ltd. - ADR, Amazon.com Inc., and Southwest Airlines Co., representing 3.11%, 6.23%, and 4.00% respectively of the June 30, 2017 portfolio net assets. Other than the oil company holdings, both Walt Disney Co. and Costco Wholesale Corp. detracted from performance, representing 1.56% and 3.82% respectively of the June 30, 2017 portfolio net assets. The Walt Disney position was trimmed as concerns surrounding ESPN programming continued to cloud long-term prospects while Costco stock price reacted negatively to Amazon.com’s buyout of Whole Foods, Inc,.
New purchases since year-end included Las Vegas Sands Corp., McKesson Corp., and Activision Blizzard, Inc., representing 2.35%, 2.42%, and 1.90% respectively of the June 30, 2017 portfolio net assets.
As we enter the second half of the year, we are optimistic that our growth companies will report solid second-quarter earnings. Since year-end we have trimmed stock holdings from 50 to 37 companies. We continue to emphasize those companies with solid earnings prospects that demonstrate improving relative strength and money flows.
We believe the bull market that began in March 2009 remains intact. We do not think the U.S. market is expensive and are constructive on the outlook for the U.S. economy. If the Trump Administration can make progress on its pro-growth fiscal programs there is an opportunity for stock valuations to move higher.

Monetta Young Investor Fund (Unaudited)		Period ended June 30, 2017
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$245.2 billion	$132.67 million

PERFORMANCE AS OF 6/30/2017:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Young Investor Fund	19.69%	8.59%	13.37%	10.85%
S&P 500® Index	17.90%	9.61%	14.63%	7.18%
Total Annual Operating Expenses *	1.26%

* Source Prospectus dated April 30, 2017. Expense Ratio of 1.26% includes Acquired Fund Fees and Expenses of 0.04%. For the Fund's current Expense Ratio, please refer to page 17 of this Semi-Annual report.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.
The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500® Index, for the 10-year period ending June 30, 2017, with dividend and capital gains reinvested.
Portfolio Weightings(a):
Exchange Traded Funds	52.2%
Technology	11.8%
Retail	9.6%
Financial	8.2%
Consumer Cyclical	5.7%
Transportation	3.5%
Healthcare	2.4%
Energy	1.4%
Consumer Staple	0.8%
Other(b)	4.4%

Top 5 Equity Holdings:
% of Net Assets
Amazon.com, Inc.	3.3%
Apple, Inc.	3.0%
Alibaba Group Holding Ltd. - ADR	2.7%
Alphabet, Inc. - CL C	2.4%
UnitedHealth Group, Inc.	2.4%
Total Top 5 Equity Holdings	13.8%

(a) Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b) Includes cash and Money Market Funds.
Commentary

The Monetta Young Investor Fund was up 9.33% for the first half of 2017. The return essentially matched that of its benchmark, the S&P 500® Index, which was up 9.34%. The Fund’s 52.19% weighting in Exchange Traded Funds tracked the market return, while the active portion benefited from holdings in the technology and financial sectors.
Specific holdings that enhanced Fund performance included Southwest Airlines Co., UnitedHealth Group, Inc., and MasterCard, Inc. - CL A representing 2.34%, 2.38%, and 2.29% respectively of the June 30, 2017 portfolio net assets. Detracting from Fund performance included Devon Energy Corp., Chipotle Mexican Grill, Inc., and General Motors Corp., all of which were sold. Securities are generally sold when they do not meet earnings expectations and/or the stock price declines through key technical levels.
New purchases since year-end included Wal-Mart Stores, Inc., Wynn Resorts Ltd. and Best Buy Co., Inc., representing 1.14%, 1.16%, and 0.86% respectively of the June 30, 2017 portfolio net assets. These companies generally exceeded Wall Street expectations and demonstrated improving relative strength and money flow characteristics.
As we enter the second half we will be closely monitoring company earnings results and guidance. If actual company earnings results continue to meet or exceed Wall Street expectations stock prices can trend higher. While political uncertainty could be a headwind for the stock market it could also become a growth catalyst to higher stock prices. Currently, it is not clear if the administration has the congressional support to achieve the kind of sweeping tax reforms that can spur economic growth and accelerate earnings growth. Analysts and investors appear relatively optimistic, but this can quickly change. The one certainty is to expect increased volatility in the second half of 2017.

Disclosure of Fund Expenses (Unaudited)	Period Ended June 30, 2017

As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense; and other Fund expense. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, January 1, 2017 - June 30, 2017.
ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD(a)	ANNUALIZED
	1/1/17	6/30/17	1/1/17 - 6/30/17	EXPENSE RATIO
ACTUAL
Monetta Fund	$ 1,000.00	$ 1,081.50	$ 7.28	1.41%
Monetta Young Investor Fund	1,000.00	1,093.30	6.12	1.18%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$ 1,000.00	$ 1,017.80	$ 7.05	1.41%
Monetta Young Investor Fund	1,000.00	1,018.94	5.91	1.18%

(a) Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half year)/365 (to reflect the one-half year period).

Schedule of Investments (Unaudited)	Monetta Fund	June 30, 2017

COMMON STOCKS - 93.6%
NUMBER OF SHARES		VALUE
	Basic Material - 2.0%
Chemical-Specialty-2.0%
10,500	Albemarle Corp.	$1,108,170

	Capital Equipment - 2.2%
Aerospace & Defense-2.2%
6,000	General Dynamics Corp.	1,188,600

	Consumer Cyclical - 13.0%
Housing-3.2%
32,000	D.R. Horton, Inc.	1,106,240
12,000	Lennar Corp. - CL A	639,840
		1,746,080
Leisure Service-8.2%
20,000	Las Vegas Sands Corp.	1,277,800
30,000	MGM Resorts
	International	938,700
10,000	Netflix, Inc. *	1,494,100
400	Priceline Group, Inc. *	748,208
		4,458,808

Media-Radio/TV-1.6%
8,000	Walt Disney Co.	850,000

	Consumer Staple - 1.7%
Food-1.7%
24,000	Hain Celestial Group, Inc. *	931,680

	Energy - 2.5%
Oil & Gas-Exploration & Production-2.5%
15,000	EOG Resources, Inc.	1,357,800

	Financial - 12.4%
Bank-Money Center-9.3%
70,000	Bank of America Corp.	1,698,200
30,000	Citigroup, Inc.	2,006,400
15,000	JPMorgan Chase & Co.	1,371,000
		5,075,600

Finance-Miscellaneous-3.1%
14,000	MasterCard, Inc. - CL A	1,700,300

NUMBER OF SHARES		VALUE
	Healthcare - 7.2%
Healthcare-Drug/Diversified-1.4%
10,000	Perrigo Co.	$755,200

Healthcare-Medical Supply-2.4%
8,000	McKesson Corp.	1,316,320

Healthcare-Patient Care-3.4%
10,000	UnitedHealth Group, Inc.	1,854,200

	Retail - 20.1%
Retail-Major Chain-5.9%
13,000	Costco Wholesale Corp.	2,079,090
15,000	Wal-Mart Stores, Inc.	1,135,200
		3,214,290

Retail-Specialty-14.2%
12,000	Alibaba Group Holding
	Ltd. - ADR (a) *	1,690,800
3,500	Amazon.com, Inc. *	3,388,000
15,000	Best Buy Co., Inc.	859,950
30,000	eBay, Inc. *	1,047,600
13,500	L Brands, Inc.	727,515
		7,713,865

	Technology - 26.5% #
Computer Data Storage-7.0%
19,000	Apple, Inc.	2,736,380
12,000	Western Digital Corp.	1,063,200
		3,799,580

Computer-Software-5.8%
18,000	Activision Blizzard, Inc.	1,036,260
10,000	Check Point Software
	Technologies Ltd. *	1,090,800
15,000	Microsoft Corp.	1,033,950
		3,161,010

Electronic Instrumentation-1.5%
4,500	Waters Corp. *	827,280

Electronic-Semiconductor-2.2%
5,000	Broadcom Ltd.	1,165,250
The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2017

Monetta Fund (Continued)

NUMBER OF SHARES		VALUE
	Technology - 26.5% # (Cont’d)
Internet-8.3%
2,500	Alphabet, Inc. - CL C *	$2,271,825
15,000	Facebook, Inc. - CL A *	2,264,700
		4,536,525

Telecommunication Service-1.7%
15,000	T-Mobile US, Inc. *	909,300

	Transportation - 6.0%
Airline-4.0%
35,000	Southwest Airlines Co.	2,174,900

Railroad-2.0%
10,000	Union Pacific Corp.	1,089,100

Total Common Stocks
(Cost $39,591,839)		50,933,858

NUMBER OF SHARES		VALUE
	MONEY MARKET FUNDS - 6.5%
3,508,679	Morgan Stanley Institutional
	Liquidity Fund - Government
	Portfolio, Institutional
	Class, 0.841% ^	$3,508,679

Total Money Market Funds
(Cost $3,508,679)		3,508,679

Total Investments
(Cost $43,100,518) (b) - 100.1%		54,442,537

Liabilities in Excess of
Other Assets - (0.1)%		(37,854)

TOTAL NET ASSETS - 100.0%		$54,404,683

(a) ADR - American Depositary Receipt
(b) Cost for book purposes is approximately $43,100,518. The approximate aggregate gross unrealized appreciation is $11,661,898, and the approximate aggregate gross unrealized depreciation is $319,879, resulting in net unrealized appreciation of $11,342,019. Because tax adjustments are calculated annually, the stated amounts do not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in this report.
* Non-income producing security.
# As of June 30, 2017, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 6 in Notes to Financial Statements.
^ Rate shown is the seven day effective yield at June 30, 2017.
Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2017

Monetta Young Investor Fund

COMMON STOCKS - 43.4%
NUMBER OF SHARES		VALUE
	Consumer Cyclical - 5.7%
Housing-1.0%
25,000	Lennar Corp. - CL A	$1,333,000

Leisure Service-3.7%
12,000	Netflix, Inc. *	1,792,920
800	Priceline Group, Inc. *	1,496,416
11,500	Wynn Resorts Ltd.	1,542,380
		4,831,716

Media-Radio/TV-1.0%
13,000	Walt Disney Co.	1,381,250

	Consumer Staple - 0.8%
Food-0.8%
28,000	Hain Celestial Group, Inc. *	1,086,960

	Energy - 1.4%
Oil & Gas-Exploration & Production-1.4%
20,000	EOG Resources, Inc.	1,810,400

	Financial - 8.2%
Bank-Money Center-5.0%
100,000	Bank of America Corp.	2,426,000
30,000	Citigroup, Inc.	2,006,400
25,000	JPMorgan Chase & Co.	2,285,000
		6,717,400

Finance-Miscellaneous-2.3%
25,000	MasterCard, Inc. - CL A	3,036,250

Insurance-Property & Casualty-0.9%
8,000	Chubb Ltd.	1,163,040

	Healthcare - 2.4%
Healthcare-Patient Care-2.4%
17,000	UnitedHealth Group, Inc.	3,152,140

	Retail - 9.6%
Retail-Major Chain-2.8%
14,000	Costco Wholesale Corp.	2,239,020
20,000	Wal-Mart Stores, Inc.	1,513,600
		3,752,620

NUMBER OF SHARES		VALUE
	Retail - 9.6% (Cont’d)
Retail-Specialty-6.8%
25,000	Alibaba Group Holding
	Ltd. - ADR (a) *	$3,522,500
4,500	Amazon.com, Inc. *	4,356,000
20,000	Best Buy Co., Inc.	1,146,600
		9,025,100

	Technology - 11.8%
Computer Data Storage-3.9%
28,000	Apple, Inc.	4,032,560
3,000	Western Digital Corp.	1,151,800
		5,184,360

Computer-Software-2.1%
40,000	Microsoft Corp.	2,757,200

Electronic-Semiconductor-1.2%
7,000	Broadcom Ltd.	1,631,350

Internet-4.6%
3,500	Alphabet, Inc. - CL C *	3,180,555
19,000	Facebook, Inc. - CL A *	2,868,620
		6,049,175

	Transportation - 3.5%
Airline-2.3%
50,000	Southwest Airlines Co.	3,107,000

Railroad-1.2%
14,000	Union Pacific Corp.	1,524,740

Total Common Stocks
(Cost $42,645,411)		57,543,701

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2017

Monetta Young Investor Fund (Continued)

NUMBER OF SHARES		VALUE
EXCHANGE TRADED FUNDS - 52.2%
70,000	iShares Core S&P 500	$17,038,700
120,000	Schwab Strategic Trust
	Large-Cap	6,932,400
55,000	SPDR S&P 500 Trust	13,299,000
63,000	Vanguard Growth	8,003,520
76,000	Vanguard Large-Cap	8,437,520
37,000	Vanguard S&P 500	8,216,220
76,000	Vanguard Value	7,338,560

Total Exchange Traded Funds
(Cost $46,229,723)		69,265,920

MONEY MARKET FUNDS - 4.5%
5,990,850	Morgan Stanley Institutional
	Liquidity Fund - Government
	Portfolio, Institutional
	Class, 0.841% ^	$5,990,850

Total Money Market Funds
(Cost $5,990,850)		5,990,850

Total Investments
(Cost $94,865,984) (b) - 100.1%		132,800,471

Liabilities in Excess
of Other Assets - (0.1)%		(128,281)

TOTAL NET ASSETS - 100.0%		$132,672,190
(a) ADR - American Depositary Receipt
(b) Cost for book purposes is approximately $94,865,984. The approximate aggregate gross unrealized appreciation is $38,321,152, and the approximate aggregate gross unrealized depreciation is $386,665, resulting in net unrealized appreciation of $37,934,487. Because tax adjustments are calculated annually, the stated amounts do not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in this report.
* Non-income producing security.
^ Rate shown is the seven day effective yield at June 30, 2017.
Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities (Unaudited)		June 30, 2017

		Monetta Young
	Monetta Fund	Investor Fund
Assets:
Investments at value (a)	$54,442,537	$132,800,471
Receivables:
Investments sold	770,779	—
Interest and dividends	11,970	81,222
Fund shares sold	825	142,785
Prepaid expenses	14,850	16,435
Total Assets	55,240,961	133,040,913

Liabilities:
Payables:
Investment advisory fees (Note 2)	43,335	60,242
Distribution expense (Note 5)	—	104,332
Investments purchased	738,806	—
Fund shares redeemed	11,710	125,138
Accrued trustee fees	3,741	8,423
Accrued compliance fees	1,136	2,372
Accrued other expenses	37,550	68,216
Total Liabilities	836,278	368,723
Net Assets	$54,404,683	$132,672,190

Anaylsis of net assets:
Paid in capital	40,131,702	91,385,722
Accumulated undistributed net investment income (loss)	(117,882)	157,829
Accumulated undistributed net realized gain on investments	3,048,844	3,194,152
Net unrealized appreciation on investments	11,342,019	37,934,487
Net Assets	$54,404,683	$132,672,190

(a) Investments at cost	$43,100,518	$94,865,984

Shares of beneficial interest issued outstanding	2,971,170	5,990,527
Net asset value, offering price and redemption price per share	$18.31	$22.15

The accompanying notes are an integral part of these financial statements.

Statements of Operations (Unaudited)	For the Six-Month Period Ended June 30, 2017

		Monetta Young
	Monetta Fund	Investor Fund
Investment income and expenses:
Investment income:
Interest	$12,733	$17,617
Dividends	262,229	876,482
Total investment income	274,962	894,099

Expenses:
Investment advisory fees (Note 2)	264,231	343,959
Distribution expense (Note 5)	—	156,345
Transfer and shareholder servicing agent fee	44,482	108,086
Administration expense	18,200	29,211
Accounting fees	14,484	13,915
State registration fees	13,474	15,245
Audit fees	7,421	7,421
Compliance expense	6,697	14,553
Custodian fees	6,627	12,890
Trustee fees	6,505	14,199
Printing and postage fees	5,138	9,856
Legal fees	2,804	6,118
Other expenses	2,799	5,052
Total expenses	392,862	736,850
Net investment income (loss)	(117,900)	157,249

Realized and unrealized gain on investments:
Net realized gain on investments	1,728,295	1,395,420
Net change in unrealized appreciation of investments	2,777,543	9,443,813
Net gain on investments	4,505,838	10,839,233
Net increase in net assets from operations	$4,387,938	$10,996,482

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets		For the Six-Month Period Ended June 30, 2017
		and Year Ended December 31, 2016

			Monetta Young
	Monetta Fund		Investor Fund
	2017	2016	2017	2016
	(Unaudited)		(Unaudited)

Operations:

Net investment income (loss)	$(117,900)	$6,600	$157,249	$670,854
Net realized gain on investments	1,728,295	2,771,169	1,395,420	4,085,982
Net change in unrealized appreciation
of investments	2,777,543	670,734	9,443,813	6,187,128
Net increase in net assets from operations	4,387,938	3,448,503	10,996,482	10,943,964

Distributions paid from:
Net investment income	—	(6,582)	—	(670,739)
Net realized gain	—	(1,473,155)	—	(3,030,898)
Total distributions to shareholders	—	(1,479,737)	—	(3,701,637)

From capital transactions (Note 3):
Proceeds from shares sold	220,118	1,976,865	20,320,033	42,992,868

Net asset value of shares issued
through dividend reinvestment	—	1,450,526	—	3,346,296
Cost of shares redeemed	(4,700,632)	(4,607,470)	(15,616,679)	(56,759,351)

Increase (decrease) in net assets
from capital transactions	(4,480,514)	(1,180,079)	4,703,354	(10,420,187)
Total increase (decrease) in net assets	(92,576)	788,687	15,699,836	(3,177,860)

Net assets at beginning of period	$54,497,259	$53,708,572	$116,972,354	$120,150,214

Net assets at end of period	$54,404,683	$54,497,259	$132,672,190	$116,972,354

Accumulated undistributed
net investment income (loss)	$(117,882)	$18	$157,829	$580

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Monetta Fund

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
For a share outstanding	June 30, 2017		December 31,	December 31,	December 31,	December 31,		December31,
throughout the period are as follows:	(Unaudited)		2016	2015	2014	2013		2012

Net asset value at beginning
of period	$16.93		$16.28	$17.68	$18.45	$14.87		$13.68

Investment Operations:
Net investment income (loss)	(0.04)		0.00 (b)	(0.02)	(0.04)	(0.00	)(b)	(0.04)
Net realized and unrealized
gain on investments	1.42		1.13	0.64	1.39	5.18		1.47

Total from investment operations	1.38		1.13	0.62	1.35	5.18		1.43

Less Distributions:
From net investment income	—		— (b)	—	—	—		—
From net realized gains	—		(0.48)	(2.02)	(2.12)	(1.60)		(0.24)

Total distributions	—		(0.48)	(2.02)	(2.12)	(1.60)		(0.24)

Net asset value at end of period	$18.31		$16.93	$16.28	$17.68	$18.45		$14.87

Total return	8.15	%(c)	6.98%	3.19%	7.15%	34.89%		10.47%
Ratios to average net assets:
Expenses - Net	1.41	%(d)	1.45%	1.40%	1.44%	1.51%		1.65%
Expenses - Gross	1.41	%(d)	1.45%	1.40%	1.44%	1.53	%(a)	1.70	%(a)
Net investment income (loss)	(0.42	)%(d)	0.01%	(0.11)%	(0.24)%	(0.02)%		(0.27)%
Portfolio turnover	61.1	%(c)	120.2%	146.2%	137.2%	96.3%		131.8%
Net assets ($ in thousands)	$54,405		$54,497	$53,709	$55,368	$54,480		$43,799

(a) The gross expense ratio excludes fees paid indirectly. Prior to 2014, certain Fund expenses (e.g. legal fees, transfer agent fees) were paid for indirectly using commission credits accrued by the Funds from portfolio brokerage transactions.

(b) Rounds to zero.

(c) Not annualized.

(d) Annualized.
The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.
The accompanying notes are an integral part of these financial statements.

Financial Highlights
Monetta Young Investor Fund

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
For a share outstanding	June 30, 2017		December 31,	December 31,	December 31,	December 31,		December 31,
throughout the period are as follows:	(Unaudited)		2016	2015	2014	2013		2012

Net asset value at beginning
of period	$20.26		$18.99	$20.65	$19.31	$14.91		$13.20

Investment Operations:
Net investment income	0.03		0.11	0.09	0.09	0.15		0.15
Net realized and unrealized
gain on investments	1.86		1.81	0.25	1.79	4.74		1.79

Total from investment operations	1.89		1.92	0.34	1.88	4.89		1.94

Less Distributions:
From net investment income	—		(0.12)	(0.09)	(0.09)	(0.10)		(0.13)
From net realized gains	—		(0.53)	(1.91)	(0.45)	(0.39)		(0.10)

Total distributions	—		(0.65)	(2.00)	(0.54)	(0.49)		(0.23)

Net asset value at end of period	$22.15		$20.26	$18.99	$20.65	$19.31		$14.91

Total return	9.33	%(b)	10.16%	1.40%	9.67%	32.78%		14.71%
Ratios to average net assets:
Expenses - Net	1.18	%(c)	1.22%	1.18%	1.16%	1.00%		1.00%
Expenses - Gross	1.18	%(c)	1.22%	1.18%	1.19%	1.24	%(a)	1.37	%(a)
Net investment income	0.25	%(c)	0.58%	0.42%	0.42%	0.82%		1.02%
Portfolio turnover	21.4	%(b)	41.9%	51.1%	54.3%	37.0%		61.7%
Net assets ($ in thousands)	$132,672		$116,972	$120,150	$142,821	$127,002		$41,806

(a) The gross expense ratio excludes fees waived/reimbursed, as well as fees paid indirectly. The gross expense ratio excluding only the fees waived/reimbursed was 1.22% and 1.32% for the years ended December 31, 2013 and 2012 respectively. Prior to 2014, certain Fund expense (e.g. legal fees, transfer agent fees) were paid for indirectly using commission credits accrued by the Funds from portfolio brokerage transactions.

(b) Not annualized.

(c) Annualized.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements (Unaudited)	June 30, 2017

1. SIGNIFICANT ACCOUNTING POLICIES:

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds, collectively referred to as the Funds, are series of the Trust:

Monetta Fund. The primary objective of this Fund is long-term capital growth. The Fund seeks this objective by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.
Monetta Young Investor Fund. The objective of this Fund is long-term capital growth. The Fund seeks this objective by investing approximately 50% of its assets in exchange traded funds (ETFs) and other funds seeking to track the S&P 500® Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies and the remainder of its assets in common stocks of individual companies that Monetta Financial Services, Inc., (the “Adviser”) considers to be high quality well-known companies that produce products or provide services that are recognized by many investors.
The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.
(a) Securities Valuation
Equity securities and exchange traded funds are stated at fair value, based on the official closing price as of the time of valuation. If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotation, in each case on the principal exchange or market on which that security is traded. If there are no reported sales and no reported bid quotations for a security on a valuation date, or it is not traded on an exchange, the securities are “fair valued” in accordance with the Funds’ Fair Value Procedures. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Other securities traded over-the-counter shall be valued at the official closing price. If there is no official closing price, the security is valued at the most recent mean quotation. Investments in registered open-end management companies, including money market funds, will be valued based on the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.
Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees (“Board”). In determining the fair value of a security, the Adviser and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.
(b) Use of Estimates
The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (Unaudited)	June 30, 2017

(c) General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.
(d) Expenses
Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on several bases, including relative net assets of all the Funds within the Monetta Trust.
(e) Federal Income Taxes
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no provision for federal income taxes is required. The Funds will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.
The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2016, there were no capital loss carryforwards.
Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2016, the Funds had no post-October capital losses which were realized after October 31, 2016 and deferred for tax purposes to January 1, 2017. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on certain tax positions as income tax expense in the Statements of Operations. During the fiscal year ended December 31, 2016, the Funds did not incur any interest or penalties.
(f) Distributions of Income and Gains
Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.
As of December 31, 2016, the components of accumulated earnings on a tax basis were as follows:
		Monetta Young
	Monetta Fund	Investor Fund
Undistributed Ordinary Income	$18	$580
Undistributed Long-Term Capital Gain	1,320,549	1,798,732
Other Accumulated Gain (Loss)	—	—
Net Unrealized Appreciation	8,564,476	28,490,674
Total Accumulated Earnings	$9,885,043	$30,289,986

Notes to Financial Statements (Unaudited)	June 30, 2017

The tax character of distributions paid during the period ended June 30, 2017 and the calendar year ended December 31, 2016 were as follows:
		Monetta Young
2017	Monetta Fund	Investor Fund
Ordinary Income	$—	$—
Long-Term Capital Gain	—	—
Total Distributions to Shareholders	$—	$—

		Monetta Young
2016	Monetta Fund	Investor Fund
Ordinary Income	$6,582	$670,739
Long-Term Capital Gain	1,473,155	3,030,898
Total Distributions to Shareholders	$1,479,737	$3,701,637

(g) Fair Value Measurements
In accordance with ASC 820-10, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below.
•	Level 1 - quoted prices in active markets for identical investments;
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);
•	Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (Unaudited)	June 30, 2017

The following table summarizes each Fund's investments at June 30, 2017, based on the inputs used to value them:
INVESTMENTS IN SECURITIES
Type of Investments	Level 1	Level 2	Level 3	Total
Monetta Fund
Common Stocks	$50,933,858	$—	$—	$50,933,858
Money Market Funds	$3,508,679	$—	$—	$3,508,679
FUND TOTAL	$54,442,537	$—	$—	$54,442,537
Monetta Young Investor Fund
Common Stocks	$57,543,701	$—	$—	$57,543,701
Exchange Traded Funds	$69,265,920	$—	$—	$69,265,920
Money Market Fund	$5,990,850	$—	$—	$5,990,850
FUND TOTAL	$132,800,471	$—	$—	$132,800,471

Refer to the Funds' Schedules of Investments for industry classifications.

Transfers are recognized at the end of the reporting period.

There were no transfers between valuation Levels during the six-month period ended June 30, 2017.
2. RELATED PARTIES:
Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Funds and also an officer of the Adviser. For the six months ended June 30, 2017, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the respective Funds.
Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in	Next $200 million in	Net assets over
	net assets	net assets	$500 million
Monetta Fund	0.95%	0.90%	0.85%

Monetta Young Investor Fund		0.55% of total net assets

The Fund’s Adviser, Monetta Financial Services, Inc., as of June 30, 2017, owned 4,524 shares or 0.08% of the Monetta Young Investor Fund.

Notes To Financial Statements (Unaudited)	June 30, 2017

3. CAPITAL STOCK AND SHARE UNITS:

There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

		Monetta Young
	Monetta Fund	Investor Fund

2016 Beginning Shares	3,298,201	6,327,457
Shares sold	118,427	2,270,042
Shares issued upon dividend reinvestment	86,900	166,793
Shares redeemed	(285,441)	(2,990,660)
Net decrease in shares outstanding	(80,114)	(553,825)
2017 Beginning Shares	3,218,087	5,773,632
Shares sold	12,322	944,594
Shares issued upon dividend reinvestment	—	—
Shares redeemed	(259,239)	(727,699)
Net increase (decrease) in shares outstanding	(246,917)	216,895
Ending Shares	2,971,170	5,990,527

4. PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 2017, excluding short-term securities were:

	U.S. Government			Other Investment
	Securities			Securities
	Purchases		Sales	Purchases	Sales
Monetta Fund	$	— $	—	$31,539,381	$35,241,192
Monetta Young Investor Fund		—	—	29,444,088	25,700,013

5. DISTRIBUTION PLAN:
The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Fund to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Monetta Young Investor Fund are accrued daily. The distributor is Quasar Distributors, LLC.
6. SECTOR RISK:
As of June 30, 2017, the Monetta Fund had a significant portion of their assets invested in the technology sector. The technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual property issues.

Notice to Shareholders (Unaudited)	June 30, 2017

Proxy Voting Policies and Proxy Voting Record

The Funds’ proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd., Suite 100, Wheaton, IL 60189. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Form N-Q Holdings Information
The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.
Information about the Funds’ Trustees
The Statement of Additional Information (“SAI”) includes information about the Funds’ Trustees and is available without charge, upon request, by calling 1-800-MONETTA.

Monetta Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Monetta Trust

By (Signature and Title)* /s/ Robert S. Bacarella
                                   Robert S. Bacarella, Chief Executive Officer

Date September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Robert S. Bacarella
                                    Robert S. Bacarella, Chief Executive Officer

Date September 5, 2017

By (Signature and Title)* /s/ Robert S. Bacarella
                                    Robert J. Bacarella, Chief Financial Officer

Date September 5, 2017

* Print the name and title of each signing officer under his or her signature